EXHIBIT 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 29

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 29 (“Amendment No. 29”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to individually as a “Party” or jointly as the “Parties.”

BACKGROUND

The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005, as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005, as amended from time to time (the "SBP") and now desire to again amend the SBP.

A.	This Amendment No. 29 incorporates the Parties’ agreement pertaining to process and materials qualification for 787 in-house composite tape slitting.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The SBP is hereby amended by deleting the SBP Table of Amendments Page 4 and replacing it in its entirety with a new Table of Amendments Page 4, attached hereto as Exhibit 1.

2.	The SBP is hereby amended by adding a new SBP Section 12.8.7 “787 In-House Composite Tape Slitting,” attached hereto as Exhibit 2.

EXHIBIT 10.3

3.
Entire Agreement. Except as otherwise indicated in this Amendment No. 29, all terms defined in the SBP or GTA shall have the same meanings when used in this Amendment No. 29. This Amendment No. 29 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 29, and this Amendment No. 29 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 29, whether written or oral. The SBP and GTA shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 29.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 29 as of the last date of execution set forth below.

The Boeing Company                     Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:    /s/ Helena Langowski                    By:    /s/ Leah Bockover
Name:    Helena Langowski                    Name:    Leah Bockover
Title:    Contracts Procurement Agent            Title:    Contract Administrator
Date:    May 14, 2019                    Date:    May 14, 2019

EXHIBIT 10.3

AMENDMENTS

Number 23 24 25 26 27 28 29
Description

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, 3, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

MOU Dated 8-1-17 (Collective Resolution)
Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10, 4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6, and 12.8.1
Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27, 28, and 30
Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

PMI De-Implementation
Updated SBP Attachments 1 and 27
Added SBP Section 12.8.6 and Attachment 31

Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Section 7.2.1 and SBP Attachments 1 and 2
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Section A

MOA Dated 12-21-2018 (Collective Resolution 2.0)
Amended SBP Sections 4.1.3, 4.10, 5.5, and 7.5 and SBP Attachments 1, 7, 18, 27, 30, and 31
Added SBP Section 4.12.1 and Attachments 32 and 33
(Concurrently with the MOA, the Parties also executed that certain Settlement and Release Agreement dated 12-21-2018 pertaining to the release and settlement of warranty and various other claims)

787 In-House Composite Tape Slitting
Added SBP Section 12.8.7
	Date 8/3/15 12/16/15 9/22/17 12/14/17 8/17/18 1/30/19 5/14/19	Approval J. Loomis L. Hampton J. Loomis L. Hampton J. Will M. Kurimsky R. Satterthwaite L. Hampton H. Langowski L. Hampton T. McGuigan E. Bossler H. Langowski L. Bockover

EXHIBIT 10.3

12.8.7	787 In-House Composite Tape Slitting
Boeing will qualify Spirit for 787 in-house tape slitting for composite material used on Products listed in Attachment 1 subject to the following conditions:
A. Spirit will be qualified for composite tape slitting in accordance with Boeing Specification Support Standards [*****] and [*****] and will be listed in the Qualified Parts List (QPL). Boeing will limit the qualification use to 787 Section 41 statement of work. Any other use of the qualification will need prior Boeing approval.
B. Boeing will allocate internal Boeing Research & Technology (BR&T) resources for up to [*****] in support of Spirit’s qualification. Any activity beyond this [*****] will be the responsibility of Spirit. Prior to exceeding [*****], Boeing will notify Spirit and collectively work to a mutually agreed-to plan, including schedule and compensation, for any [*****] exceeding the [*****] baseline.
C. Boeing will assist with the new [*****] material qualification with [*****]. Spirit will be responsible for any [*****] master roll to parent roll qualification expenses incurred by Spirit.
D. Spirit will be responsible for any of Spirit’s lost capital investment if qualification is not achieved.
E. Spirit will be responsible for direct coordination with [*****] on [*****] material pricing for materials purchased by Spirit.